Exhibit 32.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Mereo BioPharma Group plc (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christine Fox, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2025

By:	/s/ Christine Fox
Name:	Christine Fox
Title:	Chief Financial Officer